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Exhibit 12

CERTIFICATIONS

I, Michael Green, certify that:

1.
I have reviewed this Annual Report on Form 20-F of Carlton Communications Plc ("Carlton");

2.
Based on my knowledge, this Annual Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Annual Report;

3.
Based on my knowledge, the financial statements, and other financial information included in this Annual Report, fairly present in all material respects the financial condition, results of operations and cash flows of Carlton as of, and for, the periods presented in this Annual Report;

4.
The Group Finance Director and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Carlton and have:

(a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Carlton, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Annual Report is being prepared;

(b)
Evaluated the effectiveness of Carlton's disclosure controls and procedures and presented in this Annual Report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this Annual Report based on such evaluation; and

(c)
Disclosed in this Annual Report any change in Carlton's internal control over financial reporting that occurred during the period covered by the Annual Report that has materially affected, or is reasonably likely to materially affect, Carlton's internal control over financial reporting; and

5.
The Group Finance Director and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Carlton's auditors and the audit committee of Carlton's board of directors (or persons performing the equivalent functions):

(a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Carlton's ability to record, process, summarize and report financial information; and

(b)
Any fraud, whether or not material, that involves management or other employees who have a significant role in Carlton's internal control over financial reporting.

By:	/s/ MICHAEL GREEN Michael Green Chairman

Date: January 29, 2004

I, Paul Murray, certify that:

1.
I have reviewed this Annual Report on Form 20-F of Carlton Communications Plc ("Carlton");

2.
Based on my knowledge, this Annual Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Annual Report;

3.
Based on my knowledge, the financial statements, and other financial information included in this Annual Report, fairly present in all material respects the financial condition, results of operations and cash flows of Carlton as of, and for, the periods presented in this Annual Report;

4.
The Chairman and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Carlton and have:

(a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Carlton, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Annual Report is being prepared;

(b)
Evaluated the effectiveness of Carlton's disclosure controls and procedures and presented in this Annual Report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this Annual Report based on such evaluation; and

(c)
Disclosed in this Annual Report any change in Carlton's internal control over financial reporting that occurred during the period covered by the Annual Report that has materially affected, or is reasonably likely to materially affect, Carlton's internal control over financial reporting; and

5.
The Chairman and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Carlton's auditors and the audit committee of Carlton's board of directors (or persons performing the equivalent functions):

(a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Carlton's ability to record, process, summarize and report financial information; and

(b)
Any fraud, whether or not material, that involves management or other employees who have a significant role in Carlton's internal control over financial reporting.

By:	/s/ PAUL MURRAY Paul Murray Group Finance Director

Date: January 29, 2004

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  Exhibit 12
CERTIFICATIONS